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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                     12 1/2% SENIOR DISCOUNT NOTES DUE 2011
                                       OF

                       HAIGHTS CROSS COMMUNICATIONS, INC.

     As set forth in the Prospectus dated           , 2004 (the "Prospectus") of
Haights Cross Communications, Inc. (the "Company") and in the accompanying Letter of Transmittal (the "Letter of Transmittal"), this form or a form substantially equivalent to this form, or the electronic form used by The Depository Trust Company ("DTC") for this purpose, must be used to accept the Exchange Offer (as defined below) if certificates for outstanding 12 1/2% Senior Discount Notes due 2011 (the "Old Notes") and all other documents required by the Letter of Transmittal are not immediately available to the registered holder of such Old Notes and cannot be delivered to the Exchange Agent (as defined below) prior to the Expiration Date (as defined below) or if compliance with book-entry transfer procedures for the transfer of Old Notes to the account of the Exchange Agent at DTC cannot be effected on a timely basis. Such form may be delivered by hand or transmitted by facsimile transmission, telex or mail to the Exchange Agent no later than the Expiration Date, and must include a signature guarantee by an Eligible Institution (as defined in the Letter of Transmittal) as set forth below.

                                      To:

            WELLS FARGO BANK MINNESOTA, N.A. (THE "EXCHANGE AGENT")

          By Mail or Overnight Courier:                             By Hand Delivery:
         Wells Fargo Bank Minnesota, N.A.                    Wells Fargo Bank Minnesota, N.A.
           213 Court Street, Suite 703                         213 Court Street, Suite 703
               Middletown, CT 06457                                Middletown, CT 06457
           Attention: Joseph O'Donnell                         Attention: Joseph O'Donnell
            By Facsimile Transmission:                For Information or Confirmation by Telephone:
                  (860) 704-6219                                      (860) 704-6217

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 A.M., NEW YORK
CITY TIME, ON                     , 2004 (THE "EXPIRATION DATE") UNLESS THE
OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 A.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OR TRANSMISSION THEREOF TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS NOTICE OF GUARANTEED DELIVERY IS COMPLETED.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signatures must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signature(s).
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Ladies and Gentlemen:

     The undersigned hereby acknowledges receipt of the Prospectus and the related Letter of Transmittal which describes the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of 12 1/2% Senior Discount Notes due 2011 of the Company (the "Exchange Notes") for each $1,000 in principal amount at maturity of Old Notes.

     The undersigned hereby tenders to the Company the aggregate principal amount at maturity of Old Notes set forth below on the terms and conditions set forth in the Prospectus and the related Letter of Transmittal pursuant to the guaranteed delivery procedure set forth in the section of the Prospectus entitled "The Exchange Offer -- Procedures for Tendering Old Notes."

     The undersigned understands that no withdrawal of a tender of Old Notes may be made on or after the Expiration Date of the Exchange Offer. The undersigned understands that for a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at its address specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date.

     The undersigned understands that the exchange of Old Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) such Old Notes (or Book-Entry Confirmation of the transfer of such Old Notes into the Exchange Agent's account at DTC and (ii) a Letter of Transmittal (or facsimile thereof) with respect to such Old Notes, properly completed and duly executed, with any required signature guarantees, this Notice of Guaranteed Delivery and any other documents required by the Letter of Transmittal or a properly transmitted Agent's Message. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the confirmation of a book-entry transfer, which states that DTC has received an express acknowledgment from each participant in DTC tendering Old Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

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

                            PLEASE SIGN AND COMPLETE

Signature(s) of Registered Owner(s) or Authorized Signatory:

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Name(s) of Registered Holder(s):

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Address:
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Area Code and Telephone No.:
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Principal Amount at Maturity of Outstanding Old Notes Tendered:
                                 -----------------------------------------------

Certificate No(s) of Old Notes:
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If Old Notes will be delivered by book-entry transfer at The Depository Trust
Company, insert:

Depository Account No.:
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Date:
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     This Notice of Guaranteed Delivery must be signed by the registered
Holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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     DO NOT SEND OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT TO THE
EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or a correspondent in the United States, or otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, hereby (a) represents that each holder of Old Notes on whose behalf this tender is being made "own(s)" the Old Notes covered hereby within the meaning of Rule 13d-3 under the Exchange Act, (b) represents that such tender of Old Notes complies with Rule 14e-4 of the Exchange Act and (c) guarantees that, within three trading days from the expiration date of the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof or an Agent's Message in lieu thereof), together with certificates representing the Old Notes covered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus) and required documents will be deposited by the undersigned with the Exchange Agent.

     The undersigned acknowledges that it must deliver the Letter of Transmittal or an Agent's Message (as defined in the Letter of Transmittal) in lieu thereof and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do say could result in financial loss to the undersigned.

Name of Firm:
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Address:
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Area Code and Telephone No.:
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Authorized Signature

Name:
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Title:
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Date:
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